HIGHLAND FUNDS I

NexPoint Merger Arbitrage Fund

(the “Fund”)

Supplement dated September 26, 2022 to the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”), each dated October 31, 2021, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus, the Prospectus and the SAI and should be read in conjunction with the Summary Prospectus, the Prospectus and the SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, the Prospectus and the SAI.

On September 15, 2022 (the “Effective Date”), the Board of Trustees (the “Board”) of Highland Funds I (the “Trust”), approved:

•	a change of the Trust’s name from “Highland Funds I” to “NexPoint Funds I”

In addition, effective September 23, 2022, the investment adviser to the Fund changed its name from “Highland Capital Management Fund Advisors, L.P.” to “NexPoint Asset Management, L.P.”

Accordingly, as of the date of this supplement, the following disclosure changes will take effect:

(1)	All references to “Highland Funds I” and “HFI” in the Summary Prospectus, Prospectus, and SAI will be replaced with “NexPoint Funds I” and “NFI,” respectively.

(2)

All references to “Highland Capital Management Fund Advisors, L.P.” and “HCMFA” in the Summary Prospectus, Prospectus, and SAI will be replaced with “NexPoint Asset Management, L.P.” and “NexPoint”, respectively.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUS, PROSPECTUS AND SAI FOR FUTURE REFERENCE.